SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2016

Xenetic Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-178082	45-2952962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Hayden Avenue, Suite 230 Lexington MA 02421
(Address of principal executive offices)

Registrant’s telephone number, including area code: 781-778-7720

_______________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 8, 2016, we entered into a letter agreement which consummated our board of directors’ appointment of Jeffrey F. Eisenberg as a member of our board of directors. From 1998 to 2016, Mr. Eisenberg worked at Noven Pharmaceuticals, Inc., a Miami, Florida based subsidiary of Hisamitsu Pharmaceutical, Inc. Most recently, from 2009-2016, Mr. Eisenberg worked as Noven’s President, CEO and as a member of its board of directors. Currently, Mr. Eisenberg is a member of the board of directors of Mabvax Therapeutics, Inc., a San Diego, California based publicly traded clinical-stage Biopharmaceutical Company focused on discovering and developing innovative vaccine and monoclonal antibody-based therapeutics for the diagnosis and treatment of cancer.

Mr. Eisenberg obtained his Juris Doctor at Columbia University Law School, New York, NY, and a Bachelor of Science in Economics from the Wharton School, University of Pennsylvania, Philadelphia, PA.

There are no family relationships between Mr. Eisenberg and any of our current directors or executive officers.

Mr. Eisenberg has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years. A copy of Mr. Eisenberg’s letter agreement with us is attached hereto as Exhibit 10.1.

SECTION 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

In addition to disclosing current information pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and for reports of information required to be disclosed by Regulation FD through our SEC filings, we also intend to disclose such current information through our investor relations website, press releases, public conference calls, webcasts and through the following social media channels:

•	Xenetic Biosciences, Inc.’s Facebook Page (https://www.facebook.com/xeneticbio)
•	Xenetic Biosciences, Inc.’s Twitter (https://twitter.com/XeneticBio)
•	Xenetic Biosciences, Inc.’s LinkedIn Page (https://www.linkedin.com/company/xenetic-biosciences-inc-)
•	Xenetic Biosciences, Inc.’s Google + Page (https://plus.google.com/103621858654196899741/about)
•	Xenetic Biosciences, Inc.’s Chairman’s Blog Profile (http://www.thechairmansblog.com/xenetic-biosciences)

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SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On July 11, 2016, we issued a press release announcing the appointment of Mr. Eisenberg.

A copy of the Press Release is attached hereto as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statement and Exhibits

Exhibit No.	Description
10.1	Director’s Letter Agreement
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenetic Biosciences, Inc.

/s/ M. Scott Maguire

M. Scott Maguire

President, Chief Executive Officer

Date: July 12, 2016

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